Exhibit 10.21

Notice of Grant of Performance Stock Option and Option Agreement

Valero Energy Corporation
ID: 74-1828067
P. O. Box 696000
San Antonio, TX 78269-6000

Effective [_____], 2012, you have been granted a «NUF_Option_Type1» to buy [______] shares of the common stock of Valero Energy Corporation (the “Company”) at [_______] per share. Your ability to exercise the Option is subject to the “Performance Condition Precedent” described in the attached agreement.

The total Option price of the shares granted is «Total_Cost_To_Exercise»

Your Option will vest on the dates shown below.

Shares        Grant Date        Vest Type        Full Vest        Expiration

By your signature and the Company’s signature below, you and the Company agree that the Option referenced above is granted under and governed by the terms and conditions of the Company’s 2011 Omnibus Stock Incentive Plan (as may be amended) and the Agreement attached hereto.

VALERO ENERGY CORPORATION

By:____________________________            _____________________
R Michael Crownover                    Date
Senior Vice President - Human Resources

_______________________________            _____________________
Employee                            Date

PERFORMANCE STOCK OPTION AGREEMENT
Valero Energy Corporation 2011 Omnibus Stock Incentive Plan

This Performance Stock Option Agreement (this “Agreement”) is entered into between Valero Energy Corporation, a Delaware corporation (“Valero”), and Employee pursuant to the terms of the Valero Energy Corporation 2011 Omnibus Stock Incentive Plan (as may be amended, the “Plan”). As used herein, Employee means [__________]. Capitalized terms used in this Agreement and the attached Form A but not otherwise defined in this Agreement have the meanings set forth in the Plan.

1.    Grant of Option. Valero grants to Employee the option (the “Option”) to purchase up to [_________] shares of common stock of Valero, $.01 par value per share (“Shares”), in accordance with the terms of this Agreement and the Plan. The Shares, when issued to Employee upon the exercise of the Option, will be fully paid and non-assessable.

2.    Purchase Price. The purchase price of the Shares will be «Grant_Price» per Share.

3.    Term of Option and Time Vesting. The period during which the Option is in effect (the “Option Period”) will commence on [grant date]. The Option Period will terminate on [expiration date]. No portion of the Option may be exercised prior to [first vest date]. Subject to (i) the terms of this Agreement, and (ii) the provisions of the Plan relating to suspension or termination from the Plan, the Option will be available for exercise in the following increments: [_____] shares on [date 1]; [______] shares on [date 2]; and [____] shares on [date 3].

4.    Performance Condition Precedent. Notwithstanding the time vesting of the Option as described in Section 3 above, no Option may be exercised under this Agreement until, during the Option Period, the NYSE-reported closing price per share of Valero’s common stock reaches $36.54 or higher (the “Performance Milestone”). Once the Performance Milestone has been achieved, the Option granted hereunder may be exercised by the Employee in accordance with the time vesting schedule described in Section 3 above and the other terms and conditions of this Agreement and the Plan.

5.    Procedures. The Option must be exercised in accordance with procedures established by Valero and pursuant to one of the methods for exercise set forth in the Exercise Notice substantially in the form of Form A attached hereto. Payment for the Shares will be made at Valero’s San Antonio offices.

6.    Delivery and Payment. If any law or regulation requires Valero to take any action with respect to the Shares specified in the Exercise Notice, then the date of delivery of the Shares against payment will be extended for the period necessary to take such action. In the event of any failure by Employee to pay for the number of Shares specified in the Exercise Notice on the Exercise Date, the exercise of the Option with respect to such number of Shares will be null and void and treated as if it had never been made.

7.    Plan Incorporated by Reference. The Plan is incorporated herein, and by this reference, is made a part hereof for all purposes.

8.    Limitation of Rights of Employee. Employee will have no rights with respect to any Shares not expressly conferred by the Plan or this Agreement.

9.    No Assignment. This Agreement and the Option granted hereunder are of a personal nature and Employee’s rights with respect hereto and thereto may not be sold, mortgaged, pledged, assigned, transferred, conveyed or disposed of in any manner by Employee and may not be exercised by any person, other than Employee, except as expressly permitted under the Plan. Any such attempted sale, mortgage, pledge, assignment, transfer, conveyance, disposition or exercise will be void, and Valero will not be bound thereby.

10.    Successors. This Agreement is binding upon any successors of Valero and the heirs and legal representatives of Employee.

11.    Direct Registration. In lieu of stock certificates, any Shares issuable in connection with the exercise of the Option hereunder will be issued in uncertificated form pursuant to the Direct Registration System of Valero’s stock transfer agent.

VALERO ENERGY CORPORATION
FORM A-STOCK OPTION EXERCISE FORM
On the day you exercise your options, this exercise form must be faxed to Valero’s Stock Administration department at (210) 345-2717 the original(s) mailed to P.O. Box 696000, San Antonio, TX 78269-6000, mailstation VHC/E1N. The Stock Administration department must receive your original form(s) within three days after exercise date.

ATTENTION: Stock Administration (VHC-E1N)
Telephone (210) 345-2153 or (210) 345-2072
Fax (210) 345-2717
The undersigned elects to exercise an Option to purchase shares as follows:

Name:    __________________________________________________________________________________________________
(Use Complete Legal Name)
Address:    __________________________________________________________________________________________________
__________________________________________________________________________________________________
Employee Number:    ________________    Telephone Number: ______________ (Where you can be reached at time of exercise)
Date of Grant to Which Exercise Applies:
Option Number to Which Exercise Applies:
Option Price to Which Exercise Applies:
Number of Shares to Which Exercise Applies:
The Settlement Date on which the shares will be tendered may not be less than three nor more than ten business days following this Exercise Date.
Federal income tax will be withheld at 25%; if a higher amount is requested, please specify __________ (max 35%).
On or before the Settlement Date, I will pay the Option price, applicable taxes, and any transaction fees as follows: [Choose One]

___
a) CASH METHOD. I will furnish a check made payable to Valero Energy Corporation on the date of exercise. In addition to the Option price, federal income tax, social security tax, Medicare tax and state tax, as applicable, will be payable to Valero on the Exercise Date. I will be informed not later than the close of business on the day after the Exercise Date of the total settlement funds required. All option shares will be issued to me via the Computershare Direct Registration System; or

___
b) STOCK SWAP METHOD. I will submit a signed Representation of Ownership statement attesting as to shares of Valero Common Stock that I own. The number of shares of Valero Common Stock attested to on this signed statement must have a market value equal to or exceeding the sum of the Option price plus the amount of applicable tax withholding for the number of Option shares being exercised. The stock will be valued at the average of the high and low sales price per share of Valero Common Stock quoted on the New York Stock Exchange on the exercise date. In addition to the Option price, federal income tax, social security tax, Medicare tax and state tax, as applicable, will be deducted from the Option shares exercised, and a net number of shares will be issued to me via the Computershare Direct Registration System. Fractional shares will be settled in cash within one week of the exercise date; or

CASHLESS SELL METHOD or CASHLESS HOLD METHOD.
To exercise your options, please select one of the following:
1) Use Merrill Lynch AwardChoice On-line system at www.benefits.ml.com, or

2)	Contact Merrill Lynch Representatives at 1-877-401-5856
The Cashless transactions must be completed before 3:00 p.m. CT to be in effect for the current trading day.

The Valero Stock Administration team is available to assist you with any questions you might have.

Executed this _______day of    ___________________________, 20____

_________________________________________________
Signature

_________________________________________________
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